Putnam International New Opportunities Fund
                          Prospectus Supplement dated November 23, 1995
                              to the Prospectus dated July 14, 1995

The sales charge table in the section "HOW TO BUY SHARES" on page 20 of the prospectus is replaced by the following:

                                      Sales charge
                                   as a percentage of:         Amount of sales
                                 ----------------------       charge reallowed
                                  Net                            to dealers
    Amount of transaction       amount        Offering       as a percentage of
    at offering price($)       invested         price          offering price*
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Less than 50,000                  6.10%         5.75%              5.00%
50,000 but less than 100,000      4.71          4.50               3.75
100,000 but less than 250,000     3.63          3.50               2.75
250,000 but less than 500,000     2.56          2.50               2.00
500,000 but less than 1,000,000   2.04          2.00               1.75
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*At the discretion of Putnam Mutual Funds, however, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.
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